UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported) June 1, 2017

WILLBROS GROUP, INC.

(Exact Name of Registrant as Specified in Its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

1-34259	30-0513080
(Commission File Number)	(IRS Employer Identification No.)

4400 Post Oak Parkway, Suite 1000, Houston, Texas 77027

(Address of Principal Executive Offices) (Zip Code)

(713) 403-8000

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e) In connection with certain awards that may be granted from time to time under the Willbros Group, Inc. 2017 Stock and Incentive Compensation Plan (the “2017 Stock Plan”), Willbros Group, Inc. has adopted the following forms of award agreements: (i) Restricted Stock Award Agreement (time-based employees); (ii) Restricted Stock Award Agreement (non-employee directors); (iii) Restricted Stock Units Award Agreement (time-based employees); and (iv) Restricted Stock Units Award Agreement (performance-based employees), copies of which are filed herewith as Exhibits 10.1, 10.2, 10.3 and 10.4, respectively, and incorporated by reference into this Item 5.02(e) as though fully set forth herein.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits

The following exhibits are filed herewith:

Exhibit No.	Description

10.1	Form of Restricted Stock Award Agreement (time-based employees) under the 2017 Stock Plan.

10.2	Form of Restricted Stock Award Agreement (non-employee directors) under the 2017 Stock Plan.

10.3	Form of Restricted Stock Units Award Agreement (time-based employees) under the 2017 Stock Plan.

10.4	Form of Restricted Stock Units Award Agreement (performance-based employees) under the 2017 Stock Plan.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WILLBROS GROUP, INC.

Date: June 1, 2017	By:	/s/ Van A. Welch
Van A. Welch
Executive Vice President and
Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

10.1	Form of Restricted Stock Award Agreement (time-based employees) under the 2017 Stock Plan.

10.2	Form of Restricted Stock Award Agreement (non-employee directors) under the 2017 Stock Plan.

10.3	Form of Restricted Stock Units Award Agreement (time-based employees) under the 2017 Stock Plan.

10.4	Form of Restricted Stock Units Award Agreement (performance-based employees) under the 2017 Stock Plan.

4